EXHIBIT 99 (a)

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Northland Cable Television, Inc. and Subsidiary (the “Company”) on Form 10-K/A for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, John Whetzell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Form 10-K/A fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

(2)	The information contained in the Form 10-K/A fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2002

BY:	/s/ JOHN S. WHETZELL

John S. Whetzell Chief Executive Officer